                                                                 EXHIBIT 3(i)-01

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                           THE LIPOSOME COMPANY, INC,


                     Pursuant to Section 242 of the General

                    Corporation Law of the State of Delaware


     The undersigned, being the Vice President and Secretary of THE LIPOSOME COMPANY, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company"), hereby certifies as follows:

     1. The Certificate of Incorporation of the Company was filed in the office of the Secretary of State of the State of Delaware on August 6, 1981, and a certified copy thereof was recorded in the office of the Recorder of New Castle County, Delaware, on August 6, 1981.

     2. The former name of the Company was The Liposome Corporation. Its name was changed by a Certificate of Amendment filed in the office of the Secretary of State of the State of Delaware on May 24, 1983 and a certified copy thereof was recorded in the office of the recorder of New Castle County, Delaware, on May 24, 1983.

     3. The first paragraph and section (i) of ARTICLE FOURTH of the Company's Certificate of Incorporation is hereby amended and is to read in its entirety as follows:

          "FOURTH.  The total number of shares of stock which the Corporation
           ------
          shall have the authority to issue is 62,400,000 shares, which shares shall be classified as follows:

               (i) 60,000,000 shares of Common Stock, par value $0.01 per share (hereinafter called the "Common Stock");"

          4. These amendments have been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware,

          IN WITNESS WHEREOF, the undersigned has hereunto made and executed this Certificate of Amendment this 26th day of October, 1993.

                              THE LIPOSOME COMPANY, INC.


                              By:  /s/  Allen Bloom
                                 -----------------------
                                  Allen Bloom,
                                  Vice President and
                                     Secretary

ATTEST:



    /s/  Kenneth Rubin
  -----------------------
Kenneth Rubin
Assistant Secretary

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                           THE LIPOSOME COMPANY, INC.


                     Pursuant to Section 242 of the General

                    Corporation Law of the State of Delaware


          The undersigned, being the Vice President and Secretary of THE LIPOSOME COMPANY, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company"), hereby certifies as follows:

          1. The Certificate of Incorporation of the Company was filed in the office of the Secretary of State of the State of Delaware on August 6, 1981, and a certified copy thereof was recorded in the office of the Recorder of New Castle County, Delaware, on August 6, 1981.

          2. The former name of the Company was The Liposome Corporation. Its name was changed by a Certificate of Amendment filed in the office of the Secretary of State of the State of Delaware on May 24, 1983 and a certified copy thereof was recorded in the office of the recorder of New Castle County, Delaware, on May 24, 1983.

          3. ARTICLE TENTH of the Company's Certificate of Incorporation is hereby added and is to read in its entirety as follows:

     "TENTH. The annual meeting of the stockholders of this Corporation, for the election of directors and the transaction of such other business as may properly come before said meeting, shall be held annually at such place within or without the State of Delaware and at such time as may from time to time be designated by the Board of Directors and set forth in the notice of the meeting. Special meetings of the stockholders of this Corporation, for the transaction of such business as may properly come before said meeting, may be called (i) by the Chairman of the Board of Directors of the Corporation or (ii) by the holders of 20 percent or more of the outstanding shares of the Corporation entitled to vote if such holders shall deliver a written notice signed by each such holder requesting a special meeting and setting forth with reasonable specificity the purpose and proposed agenda thereof to the Chairman of the Board of Directors of the Corporation, by registered or certified mail, return receipt requested. Upon a determination by the Chairman of the Board to call a special meeting or receipt of notice from holders of 20 percent or more of the outstanding shares of the Corporation entitled to vote, the Board of Directors shall, within a reasonable time, designate the time and place of the special meeting and notify the stockholders of the Corporation in such manner as is required by law or this Certificate of Incorporation."

          4. These amendments have been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, the undersigned has hereunto made and executed this Certificate of Amendment this 5th day of July, 1988.

                              THE LIPOSOME COMPANY, INC.


                              By: /s/ Kenneth I. Moch
                                 --------------------
                                  Kenneth I. Moch
                                  Vice President and
                                  Secretary

ATTEST:



  /s/ Kitty Murray
 -------------------
Kitty Murray
Assistant Secretary

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                           THE LIPOSOME COMPANY, INC.


                     Pursuant to Section 242 of the General

                    Corporation Law of the State of Delaware


          The undersigned, being the Vice President and Secretary of THE LIPOSOME COMPANY, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company"), hereby certifies as follows:

          1. The Certificate of Incorporation of the Company was filed in the office of the Secretary of State of the State of Delaware on August 6, 1981, and a certified copy thereof was recorded in the office of the Recorder of New Castle County, Delaware, on August 6, 1981.

          2. The former name of the Company was The Liposome Corporation. Its name was changed by a Certificate of Amendment filed in the office of the Secretary of State of the State of Delaware on May 24, 1983 and a certified copy thereof was recorded in the office of the Recorder of New Castle County, Delaware, on May 24, 1983.

          3. ARTICLE FOURTH of the Company's Certificate of Incorporation is hereby amended to read in its entirety as follows:

          "FOURTH. The total number of shares of stock which the Corporation shall have authority to issue is 42,400,000 shares, which shares shall be classified as follows:

          (i) 40,000,000 shares of Common Stock, par value $0.01 per share (hereinafter called the "Common Stock"); and

         (ii) 2,400,000 shares of Serial Preferred Stock, par value $.01 per share (hereinafter called the "Serial Preferred Stock"). Authority is hereby expressly granted to the Board of Directors of the Company to adopt from time to time resolutions providing for the issue of the Serial Preferred Stock in one or more series, which resolutions shall fix the number of shares in each such series and the voting power, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations, and restrictions, of such series, to the full extent now or hereafter permitted by the laws of the State of Delaware."


          4. ARTICLE NINTH of the Company's Certificate of Incorporation is hereby added and is to read in its entirety as follows:

          "NINTH. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,

     (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.

          If the General Corporation Law of the State of Delaware is amended hereafter to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent authorized by the General Corporation Law of the State of Delaware, as so amended.

          Any repeal or modification of this Article shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to or at the time of such repeal or modification."


          5. These amendments have been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
          IN WITNESS WHEREOF, the undersigned has hereunto made and executed this Certificate of Amendment this 7th day of October, 1987.

                              THE LIPOSOME COMPANY, INC.


                              By: /s/ Kenneth I. Moch
                                 ---------------------------
                                 Kenneth I. Moch
                                 Vice President and Secretary

ATTEST:



  /s/ Kathleen F. Murray
 -----------------------
Kathleen F. Murray
Assistant Secretary

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                           THE LIPOSOME COMPANY, INC.


                Pursuant to Sections 228 and 242 of the General
                    Corporation Law of the State of Delaware


          The undersigned, being the Vice President and Secretary of THE LIPOSOME COMPANY, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company"), hereby certifies as follows:

          1. The Certificate of Incorporation of the Company was filed in the office of the Secretary of State of the State of Delaware on August 6, 1981, and a certified copy thereof was recorded in the office of the Recorder of New Castle County, Delaware, on August 6, 1981.

          2. The former name of the Company was The Liposome Corporation. Its name was changed by a Certificate of Amendment filed in the office of the Secretary of State of the State of Delaware on May 24, 1983 and a certified copy thereof was recorded in the office of the Recorder of New Castle County, Delaware, on May 24, 1983.

          3. The initial paragraph of ARTICLE FOURTH of the Company's Certificate of Incorporation is hereby amended to read in its entirety as follows:

          "FOURTH. The total number of shares of stock which the company shall have authority to issue is 52,600,000 shares, which shares shall be classified as follows:

                 (i) 40,000,000 shares of Common Stock, par value $.01 per share (hereinafter called the "Common Stock");

                (ii) 3,000,000 shares of Series A Convertible Preferred Stock, par value $.01 per share (hereinafter called the "Series A Preferred Stock");

               (iii) 4,000,000 shares of Series B Convertible Preferred Stock, par value $.01 per share (hereinafter called the "Series B Preferred Stock");

                (iv) 400,000 shares of Series C Convertible Preferred Stock, par value $.01 per share (hereinafter called the "Series C Preferred Stock");

                 (v) 2,200,000 shares of Series D Convertible Preferred Stock, par value $.01 per share (hereinafter called the "Series D Preferred Stock"). Authority is hereby expressly granted to the Board of Directors to fix by resolution or resolutions the powers, preferences and rights, and the qualifications, limitations and restrictions of such Series D Preferred Stock, to the full extent provided by the laws of the State of Delaware; provided, however, that such Series D
                                    --------  -------
          Preferred Stock shall rank on a parity with the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series 1 Stock (as hereafter defined) and the Series 3 Stock (as hereafter defined) with respect to liquidation, dissolution and winding up of the Company; and

                (vi) 3,000,000 shares of Serial Preferred Stock, par value $.01 per share (hereinafter called the "Serial Preferred Stock").
          Authority
          is hereby expressly granted to the Board of Directors of the Company to adopt from time to time resolutions providing for the issue of the Serial Preferred Stock in one or more series, which resolutions shall fix the number of shares in each such series and the designations, powers, preferences, and rights, and the qualifications, limitations, and restrictions, of such series, to the full extent now or hereafter permitted by the laws of the State of Delaware, provided, however, that the Board of Directors shall not have authority to adopt a resolution providing that any of the Serial Preferred Stock shall have a liquidation preference subordinate to the liquidation preference of Series A and B Preferred Stock but superior to the liquidation preference of Series C Preferred Stock without the unanimous written consent of the holders of shares of Series C Preferred Stock.

          The Series A Preferred Stock and the Series B Preferred Stock are hereinafter referred to collectively as the "Series A and B Preferred Stock."

          The designations, preferences and rights, and qualifications, limitations or restrictions relating to the Common Stock, the Series A and B Preferred Stock and the Series C Preferred Stock are hereby fixed as follows:"

          4. These amendments have been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, the undersigned has hereunto made and executed this Certificate of Amendment this 14th day of July, 1986.

                              THE LIPOSOME COMPANY, INC.


                              By:  /s/ Kenneth I. Moch
                                 ---------------------------
                                 Kenneth I. Moch
                                 Vice President and Secretary

ATTEST:



    /s/  Hope Baxter
  -------------------
Hope Baxter
Assistant Secretary

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                           THE LIPOSOME COMPANY, INC.


                Pursuant to Sections 228 and 242 of the General
                    Corporation Law of the State of Delaware


          The undersigned, being the Vice President and Secretary of THE LIPOSOME COMPANY, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company"), hereby certifies as follows;

          1. The Certificate of Incorporation of the Company was filed in the office of the Secretary of State of the State of Delaware on August 6, 1981, and a certified copy thereof was recorded in the office of the Recorder of New Castle County, Delaware, on August 6, 1981.

          2. The former name of the Company was The Liposome Corporation. Its name was changed by a Certificate of Amendment filed in the office of the Secretary of State of the State of Delaware on May 24, 1983 and a certified copy thereof was recorded in the office of the Recorder of New Castle County, Delaware, on May 24, 1983.

          3. ARTICLE FOURTH, section 1, of the Company's Certificate of Incorporation is hereby amended to read in its entirety as follows:

          "1.  Dividend Rights.  The holders of shares of Series A and B
               ---------------
Preferred Stock shall be entitled to receive dividends when, as and if, and in the amount, declared by the Board of Directors of the Company and out of assets which are by law available for the payment of dividends.

          So long as any shares of Series A and B Preferred Stock are outstanding, the Company shall not declare and pay or set apart for payment any dividends or make any other distribution on any junior stock (which for purposes of this Article shall mean the Company's Common Stock and any other class or series of capital stock of the Company hereafter authorized over which the Series A and B Preferred Stock shall have preference or priority in the payment of dividends or upon the dissolution of, or the distribution of assets of, the Company) or any parity stock (which for purposes of this Article shall mean any class or series of the Company's capital stock ranking on a par with the Series A and B Preferred Stock in the payment of dividends or upon the dissolution of, or the distribution of assets of, the Company), other than a dividend payable in junior stock."


          4. These amendments have been duly adopted by written consent of the stockholders of the Company in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware and written notice has been given as provided in such subsection.

          IN WITNESS WHEREOF, the undersigned has hereunto made and executed this Certificate of Amendment this 2nd day of December, 1985.

                              THE LIPOSOME COMPANY, INC.


                              By: /s/  Kenneth I. Moch
                                 ---------------------------
                                 Kenneth I. Moch
                                 Vice President and Secretary

ATTEST:



  /s/ Hope Baxter
 -------------------
Hope Baxter
Assistant Secretary

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                           THE LIPOSOME COMPANY, INC.


                     Pursuant to Section 242 of the General
                    Corporation Law of the State of Delaware


          The undersigned, being the Vice President and Secretary of THE LIPOSOME COMPANY, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company"), hereby certifies as follows:

          1. The Certificate of Incorporation of the Company was filed in the office of the Secretary of State of the State of Delaware on August 6, 1981, and a certified copy thereof was recorded in the office of the Recorder of New Castle County, Delaware, on August 6, 1981.

          2. The former name of the Company was The Liposome Corporation. Its name was changed by a Certificate of Amendment filed in the office of the Secretary of State of the State of Delaware on May 24, 1983 and a certified copy thereof was recorded in the office of the Recorder of New Castle County, Delaware, on May 24, 1983.

          3. The initial paragraph of ARTICLE FOURTH of the Company's Certificate of Incorporation is hereby amended to read in its entirety as follows:

          "FOURTH. The total number of shares of stock which the Company shall have authority to issue is 30,000,000 shares, which shares shall be classified as follows:

          (i) 17,400,000 shares of Common Stock, par value $.01 per share (hereinafter called the "Common Stock");

          (ii) 3,000,000 shares of Series A Convertible Preferred Stock, par value $.01 per share (hereinafter called the "Series A Preferred Stock");

          (iii) 4,000,000 shares of Series B Convertible Preferred Stock, par value $.01 per share (hereinafter called the "Series B Preferred Stock");

          (iv) 400,000 shares of Series C Convertible Preferred Stock, par value $.01 per share (hereinafter called the "Series C Preferred Stock"); and

          (v) 2,200,000 shares of Series D Convertible Preferred Stock, par value $.01 per share (hereinafter called the "Series D Preferred Stock"). Authority is hereby expressly granted to the Board of Directors to fix by resolution or resolutions the powers, preferences and rights, and the qualifications, limitations and restrictions of such Series D Preferred Stock, to the full extent provided by the laws of the State of Delaware; provided,
                                                                  --------
however, that such Series D Preferred Stock shall rank on a parity with the
- -------
Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series 1 Stock (as hereafter defined) and the Series 3 Stock (as hereafter defined) with respect to liquidation, dissolution and winding up of the Company; and

          (vi) 3,000,000 shares of Serial Preferred Stock, par value $.01 per share (hereinafter called the "Serial Preferred Stock"). Authority is hereby expressly granted to the Board of Directors of the Company to adopt from time to time resolutions providing for the issue of the

Serial Preferred Stock in one or more series, which resolutions shall fix the number of shares in each such series and the designations, powers, preferences, and rights, and the qualifications, limitations, and restrictions, of such series, to the full extent now or hereafter permitted by the laws of the State of Delaware, provided, however, that the Board of Directors shall not have authority to adopt a resolution providing that any of the Serial Preferred Stock shall have a liquidation preference subordinate to the liquidation preference of Series A and B Preferred Stock but superior to the liquidation preference of Series C Preferred Stock without the unanimous written consent of the holders of shares of Series C Preferred Stock.

          The Series A Preferred Stock and the Series B Preferred Stock are hereinafter referred to collectively as the "Series A and B Preferred Stock."

          The designations, preferences and rights, and qualifications, limitations or restrictions relating to the Common Stock, the Series A and B Preferred Stock and the Series C Preferred Stock are hereby fixed as follows:"

          4. ARTICLE FOURTH, section 1, of the Company's Certificate of Incorporation is hereby amended to read in its entirety as follows:

          1.  Dividend Rights. The holders of shares of Series A and B Preferred
              ---------------
Stock shall be entitled to receive dividends when, as and if, and in the amount, declared by the Board of Directors of the Company and out of assets which are by law available for the payment of dividends.

          So long as any shares of Series A and B Preferred Stock are outstanding, the Company shall not declare and pay or set apart for payment any dividends or make any other distribution on any junior stock (which for purposes of this Article shall mean the Company's Series C Preferred Stock and Common Stock and any other class or series of capital stock of the Company hereafter authorized over which the Series A and B Preferred Stock shall have preference or priority in the payment of dividends or upon the dissolution of, or the distribution of assets of, the Company) or any parity stock (which for purposes of this Article shall mean any class or series of the Company's capital stock ranking on a par with the Series A and B Preferred Stock in the payment of the dividends or upon the dissolution of, or the distribution of assets of, the Company), other than a dividend payable in junior stock, and shall not redeem, retire, purchase or otherwise acquire, any shares of junior stock or parity stock, except for the conversion of any convertible stock of the Company."

          5. ARTICLE FOURTH, section 5(a), of the Company's Certificate of Incorporation is hereby amended to read in its entirety as follows:

          "5. Preference on Liquidation.
              -------------------------

               (a) Liquidation, Dissolution or Winding Up of the Company.  In
                   -------------------------------------- --------------
          the event of any liquidation, dissolution or winding up of the Company, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid an amount equal to $.3617 per share, the holders of shares of Series B Preferred Stock then outstanding shall be entitled to be paid an amount equal to $1.2307 per share and the holders of shares of Series C Preferred Stock then outstanding shall be entitled to be paid an amount equal to $4.00 per share (subject, in each case, to appropriate adjustment for subdivisions and combinations), plus declared and unpaid dividends thereon, if any, to the date fixed for distribution, out of the assets of the Company available for distribution to its stockholders, whether from capital, surplus or earnings, after full payment of the liquidation preference to the holders of shares of Serial Preferred Stock, if any, which have a preference or priority upon dissolution of the Company over the Series A, Series B and Series C Preferred Stock and before any payment shall be made in respect to the Company's Common Stock or any other class or series of capital stock of the Company hereafter authorized over which the Series A, Series B, and Series C Preferred Stock shall have preference or priority upon the dissolution of, or the distribution of assets of, the Company. If, upon any liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A, Series B and Series C Preferred Stock the full amounts to which they shall be entitled, the holders of shares of Series A, Series B and Series C Preferred Stock and any parity stock shall share ratably in any distribution of assets (after payment of any amounts due in respect of any senior stock (which for purposes of this Article shall mean any class or series of capital stock of the Company hereafter authorized which shall have preference or priority over the Series A, Series B and Series C Preferred Stock and any parity stock upon the dissolution of, or the distribution of the assets of, the Company )) according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full."

          6. ARTICLE FOURTH, section 8, of the Company's Certificate of Incorporation is hereby amended by adding a new sentence at the end thereof which sentence shall read as follows:

          "For purposes of this section, any stock offered or issued to then existing securityholders of the Company pursuant to any preemptive or anti-dilution right shall not be deemed to be offered or issued in a public or private offering."

          7. Subsection 2(a) of the Company's Certificate of Designations, Preferences and Rights of Serial Preferred Series 1 Stock is hereby amended to read in its entirety as follows:

          "In the event of any liquidation, dissolution or winding up of the Company, the holders of shares of Series 1 Stock then outstanding shall be entitled to be paid an amount equal to $6.00 per share (subject to appropriate adjustment for subdivisions and combinations), out of the assets of the Company available for distribution to its stockholders, whether from capital, surplus or earnings, after full payment of the liquidation preference to the holders of shares of Serial Preferred Stock, if any, which have a preference or priority upon dissolution of the Company over the Series 1 Stock, and before any payment shall be made in respect to the Company's Common Stock or any other class or series of capital stock of the Company hereafter authorized over which the Series 1 Stock shall have preference or priority upon the dissolution of, or the distribution of assets of, the Company. If, upon any liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A, Series B, Series C and Series D Preferred Stock-and the holders of shares of Series 1 and Series 3 Stock the full amounts to which they shall be entitled, the holders of shares of Series A, Series B, Series C and Series D Preferred Stock and the holders of shares of Series 1 and Series 3 Stock and any parity stock shall share ratably in any distribution of assets, after payment of any amounts due in respect of any senior stock, as defined in subsection 5(a) of Article FOURTH of the Company's Certificate of Incorporation, according to the respective amounts which would have been payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full."

          8. Section 5 of the Company's Certificate of Designations, Preferences and Rights of Serial Preferred Series 1 Stock is hereby amended by adding a new sentence at the end thereof which sentence shall read as follows:

          "For purposes of this section, any stock offered or issued to then existing securityholders of the Company pursuant to any preemptive or anti-- dilution right shall not be deemed to be offered or issued in a public or private offering."

          9. Subsection 2(a) of the Company's Certificate of Designations, Preferences and Rights of Serial Preferred Series 3 Stock is hereby amended to read in its entirety as follows:

          "In the event of any liquidation, dissolution or winding up of the Company, the holders of shares of Series 3 Stock then outstanding shall be entitled to be paid an amount equal to $9.00 per share (subject to appropriate adjustment for subdivisions and combinations), out of the assets of the Company available for distribution to its stockholders, whether from capital, surplus or earnings, after full payment of the liquidation preference to the holders of shares of Serial Preferred Stock, if any, which have a preference or priority upon dissolution of the Company over the Series 3 Stock, and before any payment shall be made in respect to the Company's Common Stock or any other class or series of capital stock of the Company hereafter authorized over which the Series 3 Stock shall have preference or priority upon the dissolution of, or the distribution of assets of, the Company. If, upon any liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A, Series B, Series C and Series D Preferred Stock and the holders of shares of Series 1 and Series 3 Stock the full amounts to which they shall be entitled, the holders of shares of Series A, Series B, Series C and Series D Preferred Stock and the holders of shares of Series 1 and Series 3 Stock and any parity stock shall share ratably in any distribution of assets, after payment of any amounts due in respect of any senior stock, as defined in subsection 5(a) of Article FOURTH of the Company's Certificate of Incorporation, according to the respective amounts which would have been payable in respect of shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full."

          10. These amendments have been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, the undersigned has hereunto made and executed this Certificate of Amendment this 5th day of November, 1985.

                              THE LIPOSOME COMPANY, INC.


                              By:  /s/  Kenneth I. Moch
                                 ---------------------------
                                 Kenneth I. Moch
                                 Vice President and Secretary

ATTEST:



  /s/  Hope Baxter
 -------------------
Hope Baxter
Assistant Secretary

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                           THE LIPOSOME COMPANY, INC.


                Pursuant to Sections 242 and 228 of the General
                    Corporation Law of the State of Delaware


          THE LIPOSOME COMPANY, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company") hereby certifies as follows:

          1. The Certificate of Incorporation of the Company was filed in the office of the Secretary of State of the State of Delaware on August 6, 1981, and a certified copy thereof was recorded in the office of the Recorder of New Castle County, Delaware, on August 6, 1981.

          2. The former name of the Company was The Liposome Corporation. Its name was changed by a Certificate of Amendment filed in the office of the Secretary of State of the State of Delaware on May 24, 1983 and a certified copy thereof was recorded in the office of the Recorder of New Castle County, Delaware, on May 24, 1983.

          3. ARTICLE FOURTH, Section 4(k) of the Company's Certificate of Incorporation is hereby amended to read as follows:

          "(k) Exceptions to Adjustment of Conversion Price.  The provisions of
               --------------------------------------------
          this Section 4 shall not be applicable to the following issuances or sales of securities by the Company:

               (1) issuances pursuant to conversion of the Series A or B Preferred Stock or issuances of, or issuances pursuant to the conversion of, the Serial Preferred Stock;

               (2) grants to or exercises of stock options to purchase Common Stock by employees; and

               (3) grants to or exercises of stock options to purchase Common Stock by consultants or advisors to the Company pursuant to stock option plans approved by the Board of Directors of the Company."


          4.  ARTICLE FOURTH, Section 6(c) is hereby amended to read as follows:

          "(c) Vote of Series A or B Preferred Stock.  Except as otherwise
               -------------------------------------
          provided by law, the holders of shares of Series A and B Preferred Stock, when voting as a class, shall act by vote of 66-2/3% of the shares of Series A and B Preferred Stock outstanding on the record date for such vote."

          5.  ARTICLE FOURTH, Section 8, is hereby amended to read as follows:

          "8.  Series C Preferred Stock Anti-Dilution Right.  If the Company
               --------------------------------------------
          shall make any public or private offering of its stock (other than offerings of securities issuable pursuant to an employee stock option or other compensation plan, including, but not limited to, a Junior Common Stock Plan for employees, and other than offerings of Common Stock to consultants and advisors to the Company pursuant to stock option plans approved by the Board of Directors of the Company), the holders of the shares of Series C Preferred Stock shall have the right, at their election, to purchase such additional shares of the class of stock offered by the Company as shall maintain their percentage equity share of the Company at the same level as before such offering. Any purchase of additional shares pursuant to this Section shall be at the same price and on the same terms and conditions upon which the offering is made, and shall be subsequent to any purchase of such shares by the holders of Series A or B Preferred Stock pursuant to their right of first refusal contained in Section
          10.12 of the Convertible Preferred Stock Purchase Agreement dated as of November 12, 1982."

          6. These amendments have been duly authorized by the Board of Directors of the Company in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and have been duly consented to in writing by the stockholders in accordance with the provisions of Section 228 of said Law, and written notice has been given as provided in Section 228.

          IN WITNESS WHEREOF, The Liposome Company, Inc. has caused this Certificate of Amendment to be executed by Kenneth I. Moch, its Vice President and Secretary, and attested to by Hope Baxter, its Assistant Secretary, this 29th day of July, 1985.

                              THE LIPOSOME COMPANY, INC.


                              By: /s/ Kenneth I. Moch
                                 --------------------
                                 Kenneth I. Moch
                                 Vice President and Secretary

ATTEST:


/s/ Hope Baxter
- ---------------
Hope Baxter
Assistant Secretary

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                           THE LIPOSOME COMPANY, INC.


                Pursuant to Sections 242 and 228 of the General
                    Corporation Law of the State of Delaware


          THE LIPOSOME COMPANY, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company"), hereby certifies as follows:

          1. The Certificate of Incorporation of the Company was filed in the office of the Secretary of State of the State of Delaware on August 6, 1981, and a certified copy thereof was recorded in the office of the Recorder of New Castle County, Delaware, on August 6, 1981.

          2. The former name of the Company was The Liposome Corporation. Its name was changed by a Certificate of Amendment filed in the office of the Secretary of State of the State of Delaware on May 24, 1983 and a certified copy thereof was recorded in the office of the Recorder of New Castle County, Delaware on May 24, 1983.

          3. ARTICLE FOURTH of the Company's Certificate of Incorporation is amended in its entirety to read as set forth in Attachment 1 hereto.

          4. Such amendment has been duly authorized by the Board of Directors of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and has been duly consented to in writing by the stockholders in accordance with the provisions of Section 228 of said Law, and written notice has been given as provided in Section 228.

          IN WITNESS WHEREOF, The Liposome Company, Inc. has caused this Certificate of Amendment to be executed by Kenneth I. Moch, its Vice President, and attested to by Hope Baxter, its Assistant Secretary, this 24th day of February, 1984.

                              THE LIPOSOME COMPANY, INC.


                              By:  /s/  Kenneth I. Moch
                                 ----------------------------
                                 Kenneth I. Moch
                                 Vice President and Secretary

ATTEST:



    /s/ Hope Baxter
  -------------------
Hope Baxter
Assistant Secretary

                                  ATTACHMENT 1
                                  ------------



                           THE LIPOSOME COMPANY, INC.

                   AMENDMENT TO CERTIFICATE OF INCORPORATION


          "FOURTH. The total number of shares of stock which the Company shall have authority to issue is 19,800,000 shares, which shares shall be classified as follows:
          (i) 11,400,000 shares of Common Stock, par value $.01 per share (hereinafter called the "Common Stock");

          (ii) 3,000,000 shares of Series A Convertible Preferred Stock, par value $.01 per share (hereinafter called the "Series A Preferred Stock");

          (iii) 4,000,000 shares of Series B Convertible Preferred Stock, par value $.01 per share (hereinafter called the "Series B Preferred Stock");

          (iv) 400,000 shares of Series C Convertible Preferred Stock, par value $.01 per share (hereinafter called the "Series C Preferred Stock"); and

          (v) 1,000,000 shares of Serial Preferred Stock, par value $.01 per share (hereinafter called the "Serial Preferred Stock") Authority is hereby expressly granted to the Board of Directors of the Company to adopt from time to time resolutions providing for the issue of the Serial Preferred Stock in one or more series, which resolutions shall fix the number of shares in each such series, and the designations, powers, preferences, and rights, and the qualifications, limitations, and restrictions, of such series, to the full extent now or hereafter permitted by the laws of the State of Delaware; provided, however, that the Board of Directors shall not have authority to adopt a resolution providing that any of the Serial Preferred Stock shall have a liquidation preference subordinate to the liquidation preference of Series A and B Preferred Stock but superior to the liquidation preference of Series C Preferred Stock without the unanimous written consent of the holders of shares of Series C Preferred Stock.

          The Series A Preferred Stock and the Series B Preferred Stock are hereinafter referred to collectively as the "Series A and B Preferred Stock."

          The designations, preferences and rights, and qualifications, limitations or restrictions relating to the Common Stock, the Series A and B Preferred Stock and the Series C Preferred Stock are hereby fixed as follows:

          1.  Dividend Rights. The holders of shares of Series A and B Preferred
              ---------------
Stock shall be entitled to receive dividends when, as and if, and in the amount, declared by the board of directors of the Company and out of assets which are by law available for the payment of dividends.

          So long as any shares of Series A and B Preferred Stock are outstanding, the Company shall not declare and pay or set apart for payment any dividends or make any other distribution on any junior stock (which for purposes of this Article shall mean the Company's Series C Preferred Stock and Common Stock and any other class or series of capital stock of the Company hereafter authorized over which the Series A and B Preferred Stock shall have preference or priority in the payment of dividends or upon the dissolution of, or the distribution of assets of, the Company) or any parity stock (which for purposes of this Article shall mean any class or series of the Company's capital stock ranking on a par with the Series A and B Preferred Stock in the payment of dividends or upon the dissolution of, or the distribution of assets of, the Company), other than a dividend payable in junior stock, and shall not redeem, retire, purchase or otherwise acquire, any shares of junior stock or parity stock, except for the conversion of Series C Preferred Stock as provided in
Section 3.

     2.   Redemption.
          ----------

          2.1.  Mandatory Redemption.
                --------------------
          (a) The Company shall redeem, to the extent permitted by law, on December 31, 1988, and on each December 31 thereafter to and including December 31, 1992, a number of shares of Series A Preferred Stock and a number of shares of Series B Preferred Stock equal to 20% of the number of shares of Series A Preferred Stock and 20% of the number of shares of Series B Preferred Stock, respectively, issued and outstanding as of November 12, 1982 (including shares held in escrow as of such date plus any additional shares issued thereafter at the Second Closing under the Convertible Stock Purchase Agreement dated as of November 12, 1982 among the Company, The Liposome Company, a New Jersey limited partnership, and certain purchasers of the Company's Series A and B Preferred Stock), or such lesser number of shares of such Series A and B Preferred Stock then issued and outstanding. The redemption price of the Series A Preferred Stock shall be $.7234 per share, and the redemption price of the Series B Preferred Stock shall be $1.2307 per share, in each case as adjusted for stock splits, recapitalizations, reclassifications and the like, plus declared and unpaid dividends thereon to the date fixed for redemption (the

"Mandatory Series A Redemption Price" and the "Mandatory Series B Redemption Price," respectively).

          (b) After an Event of Default (as defined in Section 2.4 hereof) shall have occurred, the Company shall redeem, to the extent permitted by law, all or any part of the shares of Series A or B Preferred Stock held by a holder of such shares who during the continuance of such Event of Default gives to the Company written notice requesting that such shares of Series A or B Preferred Stock be redeemed. Such redemption shall be at a redemption price equal to $.7234 per share in the case of the Series A Preferred Stock and $1.2307 in the case of the Series B Preferred Stock, in each case as adjusted for stock splits, recapitalizations, reclassifications and the like, plus accrued and unpaid dividends thereon to the date fixed for redemption.

          2.2. Notice of Redemptions.  If pursuant to Section 2.1(a) hereof the
               ---------------------
Company shall be required to redeem any shares of Series A or B Preferred Stock, or if pursuant to Section 2.1(b) hereof a holder of Series A or B Preferred Stock shall become entitled to request redemption of shares of Series A or B Preferred Stock, notice thereof shall be sent, at least 60 days prior to the date fixed for redemption in the case of redemption pursuant to Section 2.1(a), and as promptly as practicable following occurrence of the Event of Default in the case of redemption pursuant to Section 2.1(b), to each holder of record whose stock is to be or is entitled to be redeemed, as the case may be, by registered or certified mail, postage paid, addressed to such holder at such holder's address as the same shall appear on the books of the Company. Such notice shall (a) if given pursuant to Section 2.1(a), state that the Company is required to redeem such shares, or if given pursuant to Section 2.1(b), state that such holder may at his option request that the Company redeem all or part of his shares, (b) state, if applicable, the date fixed for the redemption thereof, (c) state the per share redemption price, and (d) if such redemption is pursuant to Section 2.1(a), call upon such holder to surrender to the Company on or after said date at the place designated in such notice, a certificate or certificates representing the number of shares to be redeemed in accordance with such notice or, if such redemption is pursuant to Section 2.1(b), state that such holder may surrender certificates representing some or all of his shares at the place designated in such notice. If less than all of the outstanding shares of Series A and B Preferred Stock are to be redeemed pursuant to Section 2.1(a), or less than all of the shares of Series A and B Preferred Stock as to which redemption has been duly requested are to be redeemed pursuant to Section 2.1(b), the shares of each holder to be redeemed shall be determined pro rata based upon the proportion
                                          --- ----
which (i) the sum of the number of shares of Series A and B Preferred Stock and Preferred Stock Equivalents (as defined below) then held by each holder bears to
(ii) the aggregate number of shares of Series A and B Preferred Stock and Preferred Stock Equivalents then held by all such holders immediately prior to such redemption. For purposes of this Article FOURTH, a "Preferred Stock Equivalent" shall mean any Common Stock issued upon conversion of a share of Series A or B Preferred Stock or any Common Stock or other security issued in exchange for or in replacement of a share of Series A or B Preferred Stock or Preferred Stock Equivalent, and for purposes of any computation or vote involving such Preferred Stock Equivalents provided for herein the aggregate of all Preferred Stock Equivalents issued in respect of a share of Series A or B Preferred Stock shall be deemed the equivalent of one share of Series A or B Preferred Stock. On or after the date fixed in such notice of redemption in the case of redemption pursuant to Section 2.1(a), or at any time following receipt of such notice of redemption in the case of redemption pursuant to Section 2.1(b), each holder of shares of Series A or B Preferred Stock to be so redeemed shall present and surrender the certificate or certificates for such shares to the Company at the place designated in said notice and thereupon the redemption price of such shares shall be paid to, or to the order of, the person whose name appears on such certificate or certificates as the owner thereof. From and after the date fixed in any such notice as the day of redemption, unless default shall be made by the Company in providing for the payment of the redemption price pursuant to such notice, all dividends on the Series A or B Preferred Stock thereby called for redemption pursuant to Section 2.1(a) hereof shall cease to accrue and all rights of the holders thereof as shareholders of the Company, except the right to receive the redemption price (but without interest thereon), shall cease and terminate, provided, however, that the Company shall deposit the amount required for the payment of any part of the redemption price not claimed on the redemption date with a bank or trust company doing business in the State of New York and having a capital and surplus of at least $250,000,000. Any interest allowed on moneys so deposited which shall remain unclaimed by the holders of the Series A and B Preferred Stock at the end of six years after the redemption date shall be paid by such bank or trust company to the Company, but the Company shall remain obligated to make payment thereof to the holders of Series A or B Preferred Stock entitled thereto (subject to any applicable escheat or similar laws). Any shares of Series A or B Preferred Stock redeemed by the Company pursuant to either Section 2.1(a) or Section 2.1(b) shall be retired and shall not be reissued and the Company may from time to time take such appropriate corporate action as may be necessary to reduce the authorized Series A or B Preferred Stock.

          2.3. Transfer Books.  In order to facilitate the redemption of any
               --------------
shares of Series A and B Preferred Stock, the Board of Directors of the Company is authorized to cause the transfer books for such Series A and B Preferred Stock to be closed as to the shares to be redeemed.

          2.4. Events of Default.  For purposes of this Section 2, an Event of
               -----------------
Default under this [Article] shall be deemed to have occurred (i) if dividends accrued on, or amounts required to be paid in redemption of, the Series A or B Preferred Stock are not paid by the Company when due; (ii) if the Company or any of its subsidiaries shall (a) admit in writing its inability to pay its debts generally as they become due, (b) file a petition or answer or consent seeking relief under the Federal Bankruptcy Code, as now constituted or hereafter amended, or any other applicable Federal or state bankruptcy or insolvency law or other similar law, (c) consent to the institution of proceedings under any law listed in (b) above, or to the filing of any such petition or to the appointment or taking possession of a receiver, liquidator, assignee, trustee, custodian (or other similar official) of the Company or any such subsidiary or of any substantial part of their property, or (d) make an assignment for the benefit of its creditors; (iii) if a decree or order shall be entered by a court for relief in respect of the Company or any of its subsidiaries under the Federal Bankruptcy Code, as now constituted or hereafter amended, or any other applicable Federal or state bankruptcy or insolvency law or other similar law, or appointing a receiver, liquidator, assignee, trustee (or similar official) of the Company or any such subsidiary or of any substantial part of their property or ordering the winding-up or liquidation of their affairs and such decree or order shall not be vacated or set aside or stayed within a period of 30 days from the date of entry thereof; (iv) if the Company willfully fails in any material respect to perform or observe any material agreement, covenant or obligation set forth in the Convertible Preferred Stock Purchase Agreement dated as of November 12, 1982 among the Company, The Liposome Company, a New Jersey limited partnership, and certain purchasers of the Company's Series A or

B Preferred Stock; or (v) if default in the observance of the covenant set forth in Section 10.5 of said Purchase Agreement shall have occurred and be continuing.

          3.  Conversion Rights.  The holders of shares of Series A or B
              -----------------
Preferred Stock shall have the right, at their option, to convert such shares into shares of Common Stock at any time on and subject to the following terms and conditions:

              (a)  Conversion Price.  Each share of the Series A and B Preferred
                   ----------------
Stock shall be convertible at the office of the Company, or at the office of the transfer agent, if any, for the Series A and B Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as shall equal the quotient of (i) in the case of the Series A Preferred Stock, $.7234 divided by the Series A Conversion Price, determined as hereinafter provided, in effect at the time of conversion and (ii) in the case of the Series B Preferred Stock, $1.2307 divided by the Series 3 Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The price at which shares of Common Stock shall be deliverable upon conversion of the Series A Preferred Stock (the "Series A Conversion Price") shall initially be $.7234 and the price at which shares of Common Stock shall be deliverable upon conversion of the

Series B Preferred Stock (the "Series B Conversion Price") shall initially be $1.2307. Such Conversion Prices shall be adjusted in certain instances as provided below in Section 4.

          (b) The holders of shares of Series C Preferred Stock shall have the right, at their option, to convert such shares into shares of Common Stock on a one-to-one basis, subject to approval by the Board of Directors, and subject to appropriate adjustment for subdivisions and combinations, at any time after February 15, 1984; provided, however, that all outstanding shares of Series C Preferred Stock shall be converted automatically into shares of Common Stock upon the first underwritten offering of the Company's Common Stock to the general public effected pursuant to a registration statement filed with the Securities & Exchange Commission under the Securities Act of 1933, as amended, on a one-to-one basis, subject to appropriate adjustment for subdivisions and combinations. Shares of Series C Preferred Stock automatically converted shall be deemed to have been converted on a date immediately prior to such public offering, as selected by the Board of Directors of the Company, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock on such date selected by the Board of Directors.

          (c) In case of any merger, consolidation or reorganization of the Company into or with any other corporation, a merger of any other corporation into the Company, or a sale, lease, mortgage, pledge, exchange, transfer or other disposition by the Company of all or substantially all of its assets, or any reclassification of the stock of the Company (other than a change in par value or from no par value to par value or from par value to no par value, or as a result of a stock dividend or subdivision or a combination of shares), each share of Series C Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion of such Series C Preferred Stock would have been entitled upon such consolidation, merger, disposition or reclassification; and, in any such case, appropriate adjustment (as determined in good faith by the board of directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of Series C Preferred Stock, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series C Preferred Stock.

          (d) Dividends.  Payment or adjustment shall be made upon any
              ---------
conversion on account of any dividends declared but not yet paid on the shares of Series A, B or C Preferred Stock surrendered for conversion and on the shares of Series C Preferred Stock automatically converted or on account of any dividends declared but not yet paid on the Common Stock issued upon such conversion.

          (e) Conversion of Series A, B or C Preferred Stock. In order to convert shares of Series A, B or C Preferred Stock into Common Stock or to formally reflect the automatic conversion of shares of Series C Preferred Stock into Common Stock, the holder thereof shall surrender the certificate or certificates therefor at the office of the Company or of the transfer agent hereinabove mentioned, and the holder shall give written notice to the Company therewith that he elects to convert such shares. If any holder of shares of Series A, B or C Preferred Stock shall desire to have the certificate or certificates for shares of Common Stock issued in a name or names other than the name or names of the holder or holders of record of such shares of Series A, B or C Preferred Stock, such certificate or certificates shall be duly endorsed to the transferee or in blank or shall be accompanied by a proper instrument or instruments of assignment to such transferee or in blank; such certificate or certificates shall also be accompanied by proof of payment of any applicable transfer taxes. Shares of Series A or B Preferred Stock and shares of Series C Preferred Stock converted at the holder's option shall be deemed to have been converted immediately prior to the close of business on the date of the surrender of such shares for conversion as provided above ("Conversion Date"), and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock on the Conversion Date. As promptly as practicable on or after the Conversion Date (or, in the case of automatic conversion of Series C Preferred Stock, on or after the date the certificates for shares of Series C Preferred Stock are surrendered as provided above), the Company will issue and deliver, at the office at which such surrender is made, (i) a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with an appropriate portion of the applicable Conversion Price in cash in lieu of any fraction of a share, and (ii) a new certificate or certificates for the numbers of shares of

Series A, B or C Preferred Stock, if any, represented by the certificate or certificates surrendered but not converted, to the person or persons entitled to receive the same.

          (f) Cancellation of Series A, B or C Preferred Stock. All shares of Series C Preferred Stock automatically converted, and all shares of Series A, B or C Preferred Stock which shall have been surrendered for conversion at the holder's option as herein provided, shall no longer be deemed to be outstanding, and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall forthwith cease and terminate except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and payment of any accrued and unpaid dividends thereon, provided, however, that the provisions of this Section 3(f) shall not affect any rights which holders of Series A, B or C Preferred Stock may enjoy under any separate instrument or agreement pursuant to which such Series A, B or C Preferred Stock is issued or sold. Any shares of Series A, B or C Preferred Stock so converted shall be retired and cancelled and shall not be reissued.

     4.   Adjustment of Conversion Prices.  The Series B Conversion Price and
          -------------------------------
(subject to subsection 4(g) hereof) the Series A Conversion Price from time to time in effect shall be subject to adjustment (to the nearest tenth of a cent) from time to time as follows:

          (a) Stock Dividends, Subdivisions and Combinations.  If the Company
              ----------------------------------------------
shall:
               (1) declare a dividend payable in, or a distribution of, Common Stock, to the holders of any other class or series of the Company's capital stock, or

               (2) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

               (3) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then each Conversion Price shall be adjusted to that price determined by multiplying such Conversion Price by a fraction (i) the numerator of which shall be the total number of outstanding shares of Common Stock immediately prior to such event, and
     (ii) the denominator of which shall be the total number of outstanding shares of Common Stock immediately after such event.

          (b) Issuance of Additional Shares of Common Stock.  If the Company
              ---------------------------------------------
shall (except as hereinafter provided) issue any additional shares of Common Stock (whether original issuance or out of treasury shares) for a consideration per share less than either Conversion Price, then such Conversion Price upon each such issuance shall be adjusted to that price determined by multiplying such Conversion Price by a fraction:

               (1) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock plus the quotient resulting from dividing the aggregate consideration received for such additional shares of Common Stock by the Conversion Price (as in effect immediately prior to the adjustment provided for herein) and

               (2) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock, plus the number of such additional shares of Common Stock so issued.

          The provisions of this subsection shall not apply to any additional shares of Common Stock which are distributed to holders of the Company's capital stock as a stock dividend, for which an adjustment is provided for under subsection (a) of this Section. No adjustment of the Conversion Price shall be made under this subsection upon the issuance of any additional shares of Common Stock which are issued pursuant to the exercise of any warrants, options, or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities, if any such adjustment shall previously have been made upon the issuance of such warrants, options or other rights or upon the issuance of such convertible securities (or upon the issuance of any warrants, options or other rights therefor) pursuant to subsection (c) of this Section.

          (c) Issuance of Warrants, Options, Other Rights or Convertible
              ------------------------------------------- --------------
Securities.  In case the Company shall issue any warrants, options or other
- ----------
rights to subscribe for or purchase (i) any additional shares of Common Stock or
(ii) any convertible securities, or in case the Company shall issue any convertible securities, and, in either such case, the consideration per share for which additional shares of Common Stock may at any time thereafter be issuable pursuant to such warrants, options or other rights or pursuant to the terms of such convertible securities shall be less than the Conversion Price, then the Conversion Price upon each such issuance shall be adjusted to that price determined by multiplying the Conversion Price by a fraction:

               (1) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such warrants, options or other rights, or such convertible securities, plus the quotient resulting from dividing the aggregate consideration received in respect of additional shares of Common Stock issuable pursuant to such rights or upon conversion of such convertible securities (equal to the aggregate consideration received for such rights or convertible securities plus the aggregate additional consideration, if any, required to exercise such rights or convert such securities) by the Conversion Price (as in effect immediately prior to the adjustment provided for herein) and

               (2) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock, plus the maximum number of additional shares of Common Stock issuable pursuant to all such warrants, options or other rights or necessary to effect the conversion or exchange of all such convertible securities.

          (d) Change in Warrants, Options, Other Rights or Convertible
              -------------------------------------------- -----------
Securities.  Upon any change in the number of shares of Common Stock deliverable
- ----------
upon the exercise of any
warrants, options, other rights or convertible securities covered in subsection 4(c), or upon any change in the minimum purchase price of such warrants, options, rights or convertible securities, other than a change resulting from the antidilution provisions of such warrants, options, rights or convertible securities, the Conversion Price shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment made upon the issuance of such warrants, options, rights or convertible securities not exercised, converted or exchanged prior to such change been made upon the basis of such change; provided, however, that no readjustment pursuant to the terms of this subsection 4 (d) shall have the effect of increasing the Conversion Price to an amount which exceeds the initial Conversion Price set forth in subsection 3(a) or as such Conversion Price shall have been adjusted pursuant to subsection 4(a).

          (e) Mergers and Consolidations.  In case of any merger, consolidation
              --------------------------
or reorganization of the Company into or with any other corporation, a merger of any other corporation into the Company, or a sale, lease, mortgage, pledge, exchange, transfer or other disposition by the Company of all or substantially all of its assets, or any reclassification of the stock of the Company (other than a change in par value or from no par value to par value or from par value to no par value, or as a result of a stock dividend or subdivision or a combination of shares), each share of Series A or B Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion of such Series A or B Preferred Stock would have been entitled upon such consolidation, merger, disposition or reclassification; and, in any such case, appropriate adjustment (as determined in good faith by the board of directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Series A or B Preferred Stock, to the end that the provisions set forth herein (including provisions with respect to adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series A or B Preferred Stock.

          (f) Alternative Adjustment.  Notwithstanding the foregoing, at such
              ----------------------
time as adjustment of the Conversion Price shall have been required hereunder in respect of shares of Common Stock or convertible securities or warrants, options or other rights to subscribe for or purchase shares of Common Stock or convertible securities, representing an aggregate of at least 20% of the difference between (i) the number of shares of Common Stock outstanding (assuming conversion of the Series A and B Preferred Stock and any other convertible securities then outstanding) immediately prior to the event first requiring adjustment pursuant to this subsection 4(f) and
(ii) the number of shares of Common Stock in respect of which such adjustment has theretofore been required, the Conversion Price shall thereafter be adjusted, in the case of any event requiring adjustment of the Conversion Price pursuant to subsections 4(b) or 4(c) above, to such lower price as shall equal the consideration per share for which shares of Common Stock were issued in, or are issuable as a result of, such event.

          (g) Series A Adjustments.  Prior to November 12, 1984, the Series A
              --------------------
Conversion Price shall be adjusted, if necessary, as provided in subsections 4(a)-4(f) above. Thereafter, the Series A Conversion Price shall be adjusted, in lieu of further adjustments pursuant to the foregoing subsections 4(a)-4(f), upon the occurrence of any event requiring adjustment of the Series B Conversion Price pursuant to this Section 4, to that price determined by multiplying the Series A Conversion Price by a fraction, the numerator of which shall be the new Series B Conversion

Price resulting from such adjustment of the Series B Conversion Price and the denominator of which shall be the Series B Conversion Price in effect immediately prior to such adjustment of the Series B Conversion Price.

          (h) Other Provisions Applicable to Adjustments Under This Section.
              ------------------------------------------ ------------------
The following provisions shall be applicable to the making of adjustments in the Conversion Price hereinbefore provided in this Section:

               (1)  Computation of Consideration.
                    ----------------------------

               (i) To the extent that any additional shares of Common Stock shall be issued for cash, the consideration therefor shall be deemed to be the amount of the cash received by the Company therefor.

               (ii) The consideration for any additional shares of Common Stock issuable pursuant to any warrants, options or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants, options or other rights, plus the minimum additional consideration payable to the Company upon the exercise of such warrants, options or other rights.

               (iii) The consideration for any additional shares of Common Stock issuable pursuant to the terms of any convertible securities shall be the consideration received by the Company for issuing any warrants, options or other rights to subscribe for or purchase such convertible securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such convertible securities, plus the minimum additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such convertible securities.

               (iv) Consideration received from an issuance referred to in clauses (i), (ii) and (iii) above shall be exclusive of any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, any such issuance. To the extent that any such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair market value of such consideration at the time of such issuance as determined in good faith by the board of directors. In case of the issuance at any time of any additional shares of Common Stock or convertible securities in payment or satisfaction of any dividend upon any class of stock other than Common Stock, the Company shall be deemed to have received for such additional shares of Common Stock or convertible securities a consideration equal to the amount of such dividend so paid or satisfied.

               (2) Readjustment of Conversion Price.  Upon the expiration of the
                   --------------------------------
     right to convert or exchange any convertible securities, or upon the expiration of any rights, options or warrants, if any such convertible securities shall not have been converted or exchanged, or if any such rights, options or warrants shall not have been exercised, the number of shares of Common Stock deemed to be issued and outstanding by reason of the fact that they were issuable upon conversion or exchange of any such convertible securities or upon exercise of any such rights, options or warrants shall no longer be deemed to have been issued and outstanding, and the Conversion Price shall forthwith be readjusted and thereafter be the price which it would have been (but not reflecting any other adjustments in the Conversion Price made pursuant to the provisions of this Section 4 after the issuance of such convertible securities, rights, options or warrants) had the adjustment of the Conversion Price made upon the issuance or sale of such convertible securities or the issuance of such rights, options or warrants been made on the basis of the issuance only of the number of additional shares of Common Stock actually issued upon conversion or exchange of such convertible securities or upon the exercise of such rights, options or warrants, and thereupon only the number of additional shares of Common Stock actually so issued shall be deemed to have been issued and only the consideration actually received by the Company (computed in subsection 4(h)(1) hereof) shall be deemed to have been received by the Company.

          (i) Notice of Adjustments.  Whenever either Conversion Price shall be
              ---------------------
adjusted pursuant to this Section 4, the Company shall promptly prepare a certificate signed by the president and the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the board of directors made any determination hereunder) and the applicable Conversion Price after giving effect to such adjustment, and shall promptly cause copies of such certificate to be mailed

(by first class mail postage prepaid) to each of the holders of the Series A or B Preferred Stock.

          (j) Definition.  For the purpose hereof, the term "convertible
              ----------
securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for additional shares of Common Stock, either immediately or upon a specified date or upon the happening of a specified event.

          (k) Exceptions to Adjustment of Conversion Price.  The provisions of
              --------------------------------------------
this Section 4 shall not be applicable to the following issuances or sales of securities by the Company:

               (1) issuances pursuant to conversion of the Series A or B Preferred Stock or issuances of, or issuances pursuant to the conversion of, the Serial Preferred Stock;

               (2) grants to or exercises of stock options to purchase Common Stock by employees; provided that the aggregate number of shares of Common Stock issued or issuable to such employees pursuant to this subsection 4(k)(2) shall not exceed 5% of the sum of the aggregate number of outstanding shares of Common Stock plus the aggregate number of shares of Common Stock which would be outstanding upon (X) conversion of all outstanding shares of the Series A or B Preferred Stock, (Y) exercise of all outstanding warrants, options or other rights to subscribe for or purchase shares of Common Stock and (Z) conversion or exchange of all outstanding convertible securities; and

               (3) grants to or exercises of stock options to purchase Common Stock under the Company's Non-Qualified Stock Option Plan approved by the Company's Board of Directors and it shareholders and individual Stock Option Agreements thereunder.

     5.  Preference on Liquidation.
         -------------------------

          (a) Liquidation, Dissolution or Winding Up of Company.  In the event
              -------------------------------------------------
of any liquidation, dissolution or winding up of the Company, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid an amount equal to $.3617 per share, and the holders of shares, of Series B Preferred Stock shall be entitled to be paid an amount equal to $1.2307 per share, (subject, in each case, to appropriate adjustment for subdivisions and combinations), plus declared and unpaid dividends thereon to the date fixed for distribution, out of the assets of the Company available for distribution to its stockholders, whether from capital, surplus or earnings, after full payment of the liquidation preference to the holders of shares of Serial Preferred Stock, if any, which have a preference or priority upon dissolution of the Company over the Series A or B Preferred Stock and before any payment shall be made in respect to the Company's junior stock.
After full payment of the liquidation preference to the holders of shares of Series A Preferred Stock then outstanding and to the holders of Series B Preferred Stock then outstanding and to the holders of shares of Serial Preferred Stock, if any, which have preference or priority upon dissolution of the Company over Series A, B and C Preferred Stock, the holders of shares of Series C Preferred Stock shall be entitled to be paid an amount equal to $4.00 per share (subject to appropriate adjustment for subdivisions and combinations), out of the assets of the Company available for distribution to its stockholders, whether from capital, surplus or earnings, before any payment shall be made in respect to the Company's Common Stock or any other class or series of capital stock of the Company hereafter authorized over which the Series C Preferred Stock shall have preference or priority upon the dissolution of, or the distribution of assets of, the Company. If upon any liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A or B Preferred Stock the full amounts to which they shall be entitled, the holders of shares of Series A or B Preferred Stock and any parity stock shall share ratably in any distribution of assets (after payment of any amounts due in respect of any senior stock (which for purposes of this Article shall mean any class or series of capital stock of the Company hereafter authorized which shall have preference or priority over the Series A and B Preferred Stock and any parity stock upon the dissolution of, or the distribution of the assets of, the Company)) according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full. If upon any liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of Series C Preferred Stock the full amounts to which they shall be entitled, the holders of shares of Series C Preferred Stock shall share ratably in any distribution of assets, after payment of any amounts due in respect of Series A or B Preferred Stock or any senior stock, according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full.

          (b) Notice.  If the Company shall propose to take any action of the
              ------
types described in Section 5(a), subsection 3(c) or in subsection 4(e) hereof, then the Company shall cause to be mailed to the Transfer Agent and to the holders of record of the outstanding shares of Series A, B or C Preferred Stock, at least 20 days prior to the applicable record date hereinafter specified, a notice describing the material terms and conditions of such proposed action, including a description of the stock, cash and property to be received by the holders of the Company's capital stock upon consummation of the proposed action, and stating (i) the date on which a record is to be taken for the purpose of distributing such stock, cash and property or, if a record is not to be taken, the date as of which the holders of the Company's capital stock of record to be entitled to share in such distribution are to be determined or (ii) the date on which such proposed action is expected to become effective and the date as of which it is expected to become effective, and the date as of which it is expected that holders of record of the Company's capital stock shall be entitled to exchange their shares of capital stock for securities or other property deliverable upon consummation of such proposed action. If any material change in the facts set forth in the initial notice shall occur, the Company shall promptly give written notice to each holder of shares of Series A, B or C Preferred Stock of such material change.

          (c) Waiting Period.  The Company shall not consummate any proposed
              --------------
action of the types described above in Section 5(a), subsection 3(c) or in subsection 4(e) hereof before the expiration of forty-five days after the mailing of the initial notice thereof or fifteen days after the mailing of any subsequent written notice, whichever is later.

          (d) Appraisal of Non-Cash Distribution.  If the Company shall propose
              ----------------------------------
to take any action of the types described above in Section 5(a), subsection 3(c) or in subsection 4(e) hereof which will involve the distribution of assets other than cash, the Company shall promptly engage independent competent appraisers (who shall be approved by the holders of 66-2/3% of the Series A and B Preferred Stock then outstanding, which approval shall not unreasonably be withheld) to determine the value of the assets to be distributed. The Company shall, upon receipt of such appraiser's valuation, give prompt written notice to each holder of shares of the Series A, B or C Preferred Stock of (i) the appraiser's valuation, and (ii) the Company's valuation, which valuation shall not be greater than that given by the appraiser.

     6.  Voting.
         ------

          (a) One Class.  Except as otherwise provided herein or as required by
              ---------
law, the holders of shares of the Series A, B or C Preferred Stock and the holders of shares of the Company's Common Stock shall vote together as one class on all matters. The holders of shares of Series C Preferred Stock shall have the same voting rights as holders of shares of the Company's Common Stock.

          (b) Number of Votes for Preferred Stock.  At every meeting of
              -----------------------------------
stockholders of the company, each holder of shares of the Series A or B Preferred Stock shall be entitled to as many votes as are represented by the number of shares of the Common Stock into which such holder's shares of the Series A or B Preferred Stock are then convertible (the total number of such shares of all such holders being hereinafter referred to as the "Convertible Common Shares").

          (c) Vote of Series A or B Preferred Stock.  Except as otherwise
              -------------------------------------
provided by law, the holders of shares of Series A and B Preferred Stock, when voting as a class, shall act by the vote of 66-2/3% of the shares of Series A and B Preferred Stock outstanding on the record date for such vote, provided, however, that the provisions of this Article FOURTH shall not be amended except by the unanimous vote or unanimous written consent of the holders of Series A and B Preferred Stock then outstanding.

     7.   Reservation of Common Stock.  The Company shall, at all times when the
          ---------------------------
Series A, B or C Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series A, B or C Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A, B or C Preferred Stock. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series A or B Preferred Stock, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Conversion Price.

     8.  Series C Preferred Stock Anti-Dilution Right.  If the Company
         --------------------------------------------
shall make any public or private offering of its stock (other than an offering of securities issuable pursuant to an employee stock option or other compensation plan, including, but not limited to, a Junior Common Stock Plan for employees, and other than an offering of Common Stock to be issued pursuant to the Non-Qualified Stock Option Plan approved by the Board of Directors and shareholders of the Company), the holders of the shares of Series C Preferred Stock shall have the right, at their election, to purchase such additional shares of the class of stock offered by the Company as shall maintain their percentage equity share of the Company at the same level as before such offering. Any purchase of additional shares pursuant to this Section shall be at the same price and on the same terms and conditions upon which the offering is made, and shall be subsequent to any purchase of such shares by the holders of Series A or B Preferred Stock pursuant to their right of first refusal contained in Section
10.12 of the Convertible Preferred Stock Purchase Agreement dated as of November 12, 1982."

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                           THE LIPOSOME COMPANY, INC.
                           --------------------------


                Pursuant to Sections 242 and 228 of the General
                    Corporation Law of the State of Delaware



                                 * * * * * * *



          THE LIPOSOME COMPANY, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company"), hereby certifies as follows:

          I. That the Certificate of Incorporation of the Company was filed in the office of the Secretary of State of the State of Delaware on August 6, 1981, and a certified copy thereof was recorded in the office of the Recorder of New Castle County, Delaware, on August 6, 1981.

          II. That Article FOURTH of the Company's Certificate of Incorporation is amended by changing Section 4(k) thereof to read in its entirety as set forth in Attachment 1 hereto.

          III. That such amendment has been duly authorized by the Board of Directors of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and duly consented to in writing by the holders of all the outstanding shares of the Preferred Stock and the Common Stock of the Company in accordance with the provisions of Section 228 of said Law.

          IN WITNESS WHEREOF, The Liposome Company, Inc. has caused this Certificate of Amendment to be executed by Kenneth I. Moch, its Vice-President, and attested to by Hope Baxter, its Assistant Secretary, this 21st day of September, 1983.

                              THE LIPOSOME COMPANY, INC.


                              By:  /s/  Kenneth I. Moch
                                 ----------------------------
                                 Kenneth I. Moch
                                 Vice President and Secretary

ATTEST:



    /s/  Hope Baxter
  -------------------
Hope Baxter
Assistant Secretary

                                  Attachment 1
                                  ------------



          "(k) Exceptions to Adjustment of Conversion Price.  The provisions of
               --------------------------------------------
this Section 4 shall not be applicable to the following issuance or sales of securities by the Company:

          (1) issuances pursuant to conversion of the Preferred Stock;

          (2) grants to or exercises of stock options to purchase Common Stock by employees; provided that the aggregate number of shares of Common Stock issued or issuable to such employees pursuant to this subsection 4(k)(2) shall not exceed 5% of the sum of the aggregate number of outstanding shares of Common Stock plus the aggregate number of shares of Common Stock which would be outstanding upon (X) conversion or all outstanding shares of Preferred Stock, (Y) exercise of all outstanding warrants, options or other rights to subscribe for or purchase shares of Common Stock and (Z) conversion or exchange of all outstanding convertible securities; and

          (3) issuances pursuant to sales of Common Stock to officers and employees of the Company aggregating not more than 613,000 shares."

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                            THE LIPOSOME CORPORATION


                Pursuant to Sections 242 and 228 of the General
                    Corporation Law of the State of Delaware


                             *   *   *   *   *   *


          THE LIPOSOME CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Company"), hereby certifies as follows:

          I. That the Certificate of Incorporation of the Company was filed in the office of the Secretary of State of the State of Delaware on August 6, 1981, and a certified copy thereof was recorded in the office of the Recorder of New Castle County, Delaware, on August 6, 1981.

          II. That Article FIRST of the Certificate of Incorporation is amended by changing the name of the Company to "The Liposome Company, Inc."

          III. That such amendment has been duly authorized by the Board of Directors of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and duly consented to in writing by the holders of all the outstanding shares of the Preferred Stock and the Common Stock of the Company in accordance with the provisions of Section 228 of said Law.

          IN WITNESS WHEREOF, The Liposome Corporation has caused this Certificate of Amendment to be executed by Kenneth I. Moch, its Vice President, and attested to by Richard L. Guido, its Secretary, this 16th day of May, 1983.

                              THE LIPOSOME CORPORATION


                              By:  /s/  Kenneth I. Moch
                                 -----------------------
                                 Kenneth I. Moch
                                 Vice President

ATTEST:



  /s/ Richard L. Guido
 ---------------------
Richard L. Guido
Secretary

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                            THE LIPOSOME CORPORATION


                Pursuant to Sections 242 and 228 of the General
                    Corporation Law of the State of Delaware



                             *   *   *   *   *   *



          THE LIPOSOME CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Company"), hereby certifies as follows:

          I. That the Certificate of Incorporation of the Company was filed in the office of the Secretary of State of the State of Delaware on August 6, 1981, and a certified copy thereof was recorded in the office of the Recorder of New Castle County, Delaware, on August 6, 1981.

          II. That Article FOURTH of the Certificate of Incorporation is amended as set forth in Attachment I hereto.

          III. That such amendment has been duly executed by the Board of Directors of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and duly consented to in writing by the holders of all the outstanding shares of Common Stock of the Company in accordance with the provisions of Section 228 of said Law.

          IN WITNESS WHEREOF, The Liposome Corporation has caused this Certificate of Amendment to be executed by A. Douglas Peabody, its Vice President, and attested to by Richard L. Guido, its Secretary, this 12th day of November, 1982.


                              THE LIPOSOME CORPORATION


                              By:  /s/ A. Douglas Peabody
                                 ------------------------
                                 A. Douglas Peabody
                                 Vice President

ATTEST:



    /s/  Richard L. Guido
  ------------------------
Richard L. Guido
Secretary

                                  ATTACHMENT 1

          FOURTH.  The total number of shares of stock which the Company shall
          ------
have authority to issue is 17,000,000 shares which shares shall be classified as follows:
          (i) 10,000,000 shares of Common Stock, par value $.01.per share (hereinafter called the "Common Stock");

         (ii) 3,000,000 shares of Series A Convertible Preferred Stock, par value $.01 per share (hereinafter called the "Series A Preferred Stock"); and

        (iii) 4,000,000 shares of Series B Convertible Preferred Stock, par value $.01 per share (hereinafter called the "Series B Preferred Stock").

          The Series A Preferred Stock and the Series B Preferred Stock are hereinafter referred to collectively as the "Preferred Stock."

          The designations, preferences and rights, and qualifications, limitations or restrictions relating to the Common Stock and the Preferred Stock are hereby fixed as follows:

          1.  Dividend Rights.  The holders of shares of Preferred Stock shall
              ---------------
be entitled to receive dividends when, as and if, and in the amount, declared by the board of directors of the Company and out of assets which are by law available for the payment of dividends.

          So long as any shares of Preferred Stock are outstanding, the Company shall not declare and pay or set apart for payment any dividends or make any other distribution on any junior stock (which for purposes of this Article shall mean the Company's Common Stock and any other class or series of capital stock of the Company hereafter authorized over which the Preferred Stock shall have preference or priority in the payment of dividends or upon the dissolution of, or the distribution of the assets of, the Company) or any parity stock (which for purposes of this Article shall mean any class or series of the Company's capital stock ranking on a par with the Preferred Stock in the payment of dividends or upon the dissolution of, or the distribution of the assets of, the Company), other than a dividend payable in junior stock, and shall not redeem, retire, purchase or otherwise acquire, any shares of junior stock or parity stock.

          2.  Redemption.
              ----------

          2.1. Mandatory Redemption.  (a)  The Company shall redeem, to the
               --------------------
extent permitted by law, on December 31, 1988, and on each December 31 thereafter to and including December 31, 1992, a number of shares of Series A Preferred Stock and a number of shares of Series B Preferred Stock equal to 20% of the number of shares of Series A Preferred Stock and 20% of the number of shares of Series B Preferred Stock, respectively, issued and outstanding as of November 12, 1982 (including shares held in escrow as of such date plus any additional shares issued thereafter at the Second Closing under the Convertible Stock Purchase Agreement dated as of November 12, 1982 among the Company, The Liposome Company, a New Jersey limited partnership, and certain purchasers of the Company's Preferred Stock, or such lesser number of shares of such Preferred Stock then issued and outstanding. The redemption price of the Series A Preferred Stock shall be $.7234 per share, and the redemption price of the Series B Preferred Stock shall be $1.2307 per share, in each case as adjusted for stock splits, recapitalizations, reclassifications and the like, plus declared and unpaid dividends thereon to the date fixed for redemption (the "Mandatory Series A Redemption Price" and the "Mandatory Series B Redemption Price", respectively).

          (b) After an Event of Default (as defined in Section 2.4 hereof) shall have occurred, the Company shall redeem, to the extent permitted by law, all or any part of the shares of Preferred Stock held by a holder of such shares who during the continuance of such Event of Default gives to the Company written notice requesting that such shares of Preferred Stock be redeemed. Such redemption shall be at a redemption price equal to $.7234 per share in the case of the Series A Preferred Stock and $1.2307 in the case of the Series B Preferred Stock, in each case as adjusted for stock splits, recapitalizations, reclassifications and the like, plus accrued and unpaid dividends thereon to the date fixed for redemption.

          2.2. Notice of Redemptions.  If pursuant to Section 2.1(a) hereof the
               ---------------------
Company shall be required to redeem any shares of Preferred Stock, or if pursuant to Section 2.1(b) hereof a holder of Preferred Stock shall become entitled to request redemption of shares of Preferred Stock, notice thereof shall be sent, at least 60 days prior to the date fixed for redemption in the case of redemption pursuant to Section 2.1(a), and as promptly as practicable following occurrence of the Event of Default in the case of redemption pursuant to Section 2.1(b), to each holder of record whose stock is to be or is entitled to be redeemed, as the case may be, by registered or certified mail, postage paid, addressed to such holder at such holder's address as the same shall appear on the books of the Company. Such notice shall (a) if given pursuant to Section 2.1(a), state that the Company is required to redeem such shares, or if given pursuant to
Section 2.1(b), state that such holder may at his option request that the Company redeem all or part of his shares, (b) state, if applicable, the date fixed for the redemption thereof, (c) state the per share redemption price, and
(d) if such redemption is pursuant to Section 2.1(a), call upon such holder to surrender to the Company on or after said date at the place designated in such notice, a certificate or certificates representing the number of shares to be redeemed in accordance with such notice or, if such redemption is pursuant to
Section 2.1(b), state that such holder may surrender certificates representing some or all of his shares at the place designated in such notice. if less than all of the outstanding shares of Preferred Stock are to be redeemed pursuant to
Section 2.1(a), or less than all of the shares of Preferred Stock as to which redemption has been duly requested are to be redeemed pursuant to Section 2.1(b), the shares of each holder to be redeemed shall be determined pro rata
                                                                     --- ----
based upon the proportion which (i) the sum of the number of shares of Preferred Stock and

Preferred Stock Equivalents (as defined below) then held by each holder bears to
(ii) the aggregate number of shares of Preferred Stock and Preferred Stock Equivalents then held by all such holders immediately prior to such redemption. For purposes of this Article FOURTH, a "Preferred Stock Equivalent" shall mean any Common Stock issued upon conversion of a share of Preferred Stock or any Common Stock or other security issued in exchange for or in replacement of a share of Preferred Stock or Preferred Stock Equivalent, and for purposes of any computation or vote involving such Preferred Stock Equivalents provided for herein the aggregate of all Preferred Stock Equivalents issued in respect of a share of Preferred Stock shall be deemed the equivalent of one share of Preferred Stock. On or after the date fixed in such notice of redemption in the case of redemption pursuant to Section 2.1(a), or at any time following receipt of such notice of redemption in the case of redemption pursuant to Section 2.1(b), each holder of shares of Preferred Stock to be so redeemed shall present and surrender the certificate or certificates for such shares to the Company at the place designated in said notice and thereupon the redemption price of such shares shall be paid to, or to the order of, the person whose name appears on such certificate or certificates as the owner thereof.

From and after the date fixed in any such notice as the day of redemption, unless default shall be made by the Company in providing for the payment of the redemption price pursuant to such notice, all dividends on the Preferred Stock thereby called for redemption pursuant to Section 2.1(a) hereof shall cease to accrue and all rights of the holders thereof as shareholders of the Company, except the right to receive the redemption price (but without interest thereon), shall cease and terminate, provided, however, that the Company shall deposit the amount required for the payment of any part of the redemption price not claimed on the redemption date with a bank or trust company doing business in the State of New York and having a capital and surplus of at least $250,000,000. Any interest allowed on moneys so deposited which shall remain unclaimed by the holders of the Preferred Stock at the end of six years after the redemption date shall be paid by such bank or trust company to the Company, but the Company shall remain obligated to make payment thereof to the holders of Preferred Stock entitled thereto (subject to any applicable escheat or similar laws). Any shares of Preferred Stock redeemed by the Company pursuant to either Section 2.1(a) or Section 2.1(b) shall be retired and shall not be reissued and the Company may from time to time take such appropriate corporate action as may be necessary to reduce the authorized

Preferred Stock.

          2.3. Transfer Books.  In order to facilitate the redemption of any
               --------------
shares of Preferred Stock, the Board of Directors of the Company is authorized to cause the transfer books for such Preferred Stock to be closed as to the shares to be redeemed.

          2.4. Events of Default.  For purposes of this Section 2, an Event of
               -----------------
Default under this [Article) shall be deemed to have occurred (i) if dividends accrued on, or amounts required to be paid in redemption of, the Preferred Stock are not paid by the Company when due; (ii) if the Company or any of its subsidiaries shall (a) admit in writing its inability to pay its debts generally as they become due, (b) file a petition or answer or consent seeking relief under the Federal Bankruptcy Code, as now constituted or hereafter amended, or any other applicable Federal or state bankruptcy or insolvency law or other similar law, (c) consent to the institution of proceedings under any law listed in (b) above, or to the filing of any such petition or to the appointment or taking possession of a receiver, liquidator, assignee, trustee, custodian (or other similar official) of the Company or any such subsidiary or of any substantial part of their property, or (d) make an assignment for the benefit of its creditors; (iii) if a decree or order shall be entered by a court for relief in respect of the Company or any of its subsidiaries under the Federal Bankruptcy Code, as now constituted or hereafter amended, or any other applicable Federal or state bankruptcy or insolvency law or other similar law, or appointing a receiver, liquidator, assignee, trustee (or similar official) of the Company or any such subsidiary or of any substantial part of their property or ordering the winding-up or liquidation of their affairs and such decree or order shall not be vacated or set aside or stayed within a period of 30 days from the date of entry thereof; (iv) if the Company wilfully ails in any material respect to perform or observe any material agreement, covenant or obligation set forth in the Convertible Preferred Stock Purchase Agreement dated as of November 12, 1982 among the Company, The Liposome Company, a New Jersey limited partnership, and certain purchasers of the Company's Preferred Stock; or (v) if default in the observance of the covenant set forth in Section 10.5 of said Purchase Agreement shall have occurred and be continuing.

          3.   Conversion Rights.  The holders of shares of Preferred Stock
               -----------------
shall have the right, at their option, to convert such shares into shares of Common Stock at any time on and subject to the following terms and conditions:

          (a) Conversion Price.  Each share of the Preferred Stock shall be
              ----------------
convertible at the office of the Company, or at the office of the transfer agent, if any, for the Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as shall equal the quotient of (i) in the case of the Series A Preferred Stock, $.7234 divided by the Series A Conversion Price, determined as hereinafter provided, in effect at the time of conversion and (ii) in the case of the Series B Preferred Stock, $1.2307 divided by the Series B Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The price at which shares of Common Stock shall be deliverable upon conversion of the Series A Preferred Stock (the "Series A Conversion Price") shall initially be $.7234 and the price at which shares of Common Stock shall be deliverable upon conversion of the Series B Preferred Stock (the "Series B Conversion Price") shall initially be $ 1.2307. Such Conversion Prices shall be adjusted in certain instances as provided below in
Section 4.

          (b) Dividends.  Payment or adjustment shall be made upon any
              ---------
conversion on account of any dividends declared but not yet paid on the shares of Preferred Stock surrendered for conversion or on account of any dividends declared but not yet paid on the Common Stock issued upon such conversion.

          (c) Conversion of Preferred Stock.  In order to convert shares of
              -----------------------------
Preferred Stock into Common Stock, the holder thereof shall surrender the certificate or certificates therefor at the office of the Company or of the transfer agent hereinabove mentioned, and shall give written notice to the Company therewith that he elects to convert such shares. If any holder of shares of Preferred Stock shall desire to have the certificate or certificates for shares of Common Stock issued in a name or names other than the name or names of the holder or holders of record of such shares of Preferred Stock, such certificate or certificates shall be duly endorsed to the transferee or in blank or shall be accompanied by a proper instrument or instruments of assignment to such transferee or in blank; such certificate or certificates shall also be accompanied by proof of payment of any applicable transfer taxes. Shares of Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the date of the surrender of such shares for conversion as provided above ("Conversion Date"), and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock on the Conversion Date. As promptly as practicable on or after the Conversion Date, the Company will issue and deliver, at the office at which such surrender is made, (i) a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with an appropriate portion of the applicable Conversion Price in cash in lieu of any fraction of a share and (ii) a new certificate or certificates for the numbers of shares of Preferred Stock, if any, represented by the certificate or certificates surrendered but not converted, to the person or persons entitled to receive the same.

          (d) Cancellation of Preferred Stock.  All shares of Preferred Stock
              -------------------------------
which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall forthwith cease and terminate except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and payment of any accrued and unpaid dividends thereon, provided, however, that the provisions of this Section 3(d) shall not affect any rights which holders of Preferred Stock may enjoy under any separate instrument or agreement pursuant to which such Preferred Stock is issued or sold. Any shares of Preferred Stock so converted shall be retired and cancelled and shall not be reissued.

          4.   Adjustment of Conversion Prices.  The Series B Conversion Price
               -------------------------------
and (subject to subsection 4(g) hereof) the Series A Conversion Price from time to time in effect shall be subject to adjustment (to the nearest tenth of a cent) from time to time as follows:

          (a) Stock Dividends, Subdivisions and Combinations.  If the Company
              ----------------------------------------------
shall:
          (1) declare a dividend payable in, or a distribution of, Common Stock, to the holders of any other class or series of the Company's capital stock, or

          (2) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

          (3) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then each Conversion Price shall be adjusted to that price determined by multiplying such Conversion Price by a fraction (i) the numerator of which shall be the total number of outstanding shares of Common Stock immediately prior to such event, and (ii) the denominator of which shall be the total number of outstanding shares of Common Stock immediately after such event.

          (b) Issuance of Additional Shares of Common Stock.  If the Company
              ---------------------------------------------
shall (except as hereinafter provided) issue any additional shares of Common Stock (whether original issuance or out of treasury shares) for a consideration per share less than either Conversion Price, then such Conversion Price upon each such issuance shall be adjusted to that price determined by multiplying such Conversion Price by a fraction:

          (1) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock plus the quotient resulting from dividing the aggregate consideration received for such additional shares of Common Stock by the Conversion Price (as in effect immediately prior to the adjustment provided for herein) and

          (2) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock, plus the number of such additional shares of Common Stock so issued.

          The provisions of this subsection shall not apply to any additional shares of Common Stock which are distributed to holders of the Company's capital stock as a stock dividend, for which an adjustment is provided for under subsection (a) of this Section. No adjustment of the Conversion Price shall be made under this subsection upon the issuance of any additional shares of Common Stock which are issued pursuant to the exercise of any warrants, options, or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities, if any such adjustment shall previously have been made upon the issuance of such warrants, options or other rights or upon the issuance of such convertible securities (or upon the issuance of any warrants, options or other rights therefor) pursuant to subsection (c) of this Section.

          (c) Issuance of Warrants, Options, Other Rights or Convertible
              ------------------------------------------- --------------
Securities.  In case the Company shall issue any warrants, options or other
- ----------
rights to subscribe for or purchase (i) any additional shares of Common Stock or
(ii) any convertible securities, or in case the Company shall issue any convertible securities, and, in either such case, the consideration per share for which additional shares of Common Stock may at any time thereafter be issuable pursuant to such warrants, options or other rights or pursuant to the terms of such convertible securities shall be less than the Conversion Price, then the Conversion Price upon each such issuance shall be adjusted to that price determined by multiplying the Conversion Price by a fraction:

          (1) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such warrants, options or other rights, or such convertible securities, plus the quotient resulting from dividing the aggregate consideration received in respect of additional shares of Common Stock issuable pursuant to such rights or upon conversion of such convertible securities (equal to the aggregate consideration received for such rights or convertible securities plus the aggregate additional consideration, if any, required to exercise such rights or convert such securities) by the Conversion Price (as in effect immediately prior to the adjustment provided for herein) and

          (2) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock, plus the maximum number of additional shares of Common Stock issuable pursuant to all such warrants, options or other rights or necessary to effect the conversion or exchange of all such convertible securities.

          (d) Change in Warrants, Options, Other Rights or Convertible
              --------------------------------------------------------
Securities.  Upon any change in the number of shares of Common Stock deliverable
- ----------
upon the exercise of any warrants, options, other rights or convertible securities covered in subsection 4(c), or upon any change in the minimum purchase price of such warrants, options, rights or convertible securities, other than a change resulting from the antidilution provisions of such warrants, options, rights or convertible securities, the Conversion Price shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment made upon the issuance of such warrants, options, rights or convertible securities not exercised, converted or exchanged prior to such change been made upon the basis of such change; provided, however, that no readjustment pursuant to the terms of this subsection 4(d) shall have the effect of increasing the Conversion Price to an amount which exceeds the initial Conversion Price set forth in subsection 3(a) or as such Conversion Price shall have been adjusted pursuant to subsection 4(a).

          (e) Mergers and Consolidations.  In case of any merger, consolidation
              --------------------------
or reorganization of the Company into or with any other corporation, a merger of any other corporation into the Company, or a sale, lease, mortgage, pledge, exchange, transfer or other disposition by the Company of all or substantially all of its assets, or any reclassification of the stock of the Company (other than a change in par value or from no par value to par value or from par value to no par value, or as a result of a stock dividend or subdivision or a combination of shares), each share of Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion of such Preferred Stock would have been entitled upon such consolidation, merger, disposition or reclassification; and, in any such case, appropriate adjustment (as determined in good faith by the board of directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Preferred Stock, to the end that the provisions set forth herein (including provisions with respect to adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property there after deliverable upon the conversion of the Preferred Stock.

          (f) Alternative Adjustment.  Notwithstanding the foregoing, at such
              ----------------------
time as adjustment of the Conversion Price shall have been required hereunder in respect of shares of Common Stock or convertible securities or warrants, options or other rights to subscribe for or purchase shares of Common Stock or convertible securities, representing an aggregate of at least 20% of the difference between (i) the number of shares of Common Stock outstanding (assuming conversion of the Preferred Stock and any other convertible securities then outstanding) immediately prior to the event first requiring adjustment pursuant to this subsection 4(f) and (ii) the number of shares of Common Stock in respect of which such adjustment has theretofore been required, the Conversion Price shall thereafter be adjusted, in the case of any event requiring adjustment of the Conversion Price pursuant to subsections 4(b) or 4(c) above, to such lower price as shall equal the consideration per share for which shares of Common Stock were issued in, or are issuable as a result of, such event.

          (g) Series A Adjustments.  Prior to November 12, 1984, the Series A
              --------------------
Conversion Price shall be adjusted, if necessary, as provided in subsections 4(a)-4(f) above. Thereafter, the Series A Conversion Price shall be adjusted, in lieu of further adjustments pursuant to the foregoing subsections 4(a)-4(f), upon the occurrence of any event requiring adjustment of the Series B Conversion Price pursuant to this Section 4, to that price determined by multiplying the Series A Conversion Price by a fraction, the numerator of which shall be the new Series B Conversion Price resulting from such adjustment of the Series B Conversion Price and the denominator of which shall be the Series B Conversion Price in effect immediately prior to such adjustment of the Series B Conversion Price.

          (h) Other Provisions Applicable to Adjustments Under This Section.
              ------------------------------------------ ------------------
The following provisions shall be applicable to the making of adjustments in the Conversion Price hereinbefore provided in this Section:

          (1)  Computation of Consideration.
               ----------------------------

               (i) To the extent that any additional shares of Common Stock shall be issued for cash, the consideration therefor shall be deemed to be the amount of the cash received by the Company therefor.

               (ii) The consideration for any additional shares of Common Stock issuable pursuant to any warrants, options or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants, options or other rights, plus the minimum additional consideration payable to the Company upon the exercise of such warrants, options or other rights.

               (iii) The consideration for any additional shares of Common Stock issuable pursuant to the terms of any convertible securities shall be the consideration received by the Company for issuing any warrants, options or other rights to subscribe for or purchase such convertible securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such convertible securities, plus the minimum additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such convertible securities.

               (iv) Consideration received from an issuance referred to in clauses (i), (ii) and (iii) above shall be exclusive of any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, any such issuance. To the extent that any such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair market value of such consideration at the time of such issuance as determined in good faith by the board of directors. In case of the issuance at any time of any additional shares of Common Stock or convertible securities in payment or satisfaction of any dividend upon any class of stock other than Common Stock, the Company shall be deemed to have received for such additional shares of Common Stock or convertible securities a consideration equal to the amount of such dividend so paid or satisfied.

          (2) Readjustment of Conversion Price.  Upon the expiration of the
              --------------------------------
     right to convert or exchange any convertible securities, or upon the expiration of any rights, options or warrants, if any such convertible securities shall not have been converted or exchanged, or if any such rights, options or warrants shall not have been exercised, the number of shares of Common

     Stock deemed to be issued and outstanding by reason of the fact that they were issuable upon conversion or exchange of any such convertible securities or upon exercise of any such rights, options or warrants shall no longer be deemed to have been issued and outstanding, and the Conversion Price shall forthwith be readjusted and thereafter be the price which it would have been (but not reflecting any other adjustments in the Conversion Price made pursuant to the provisions of this Section 4 after the issuance of such convertible securities, rights, options or warrants) had the adjustment of the Conversion Price made upon the issuance or sale of such convertible securities or the issuance of such rights, options or warrants been made on the basis of the issuance only of the number of additional shares of Common Stock actually issued upon conversion or exchange of such convertible securities or upon the exercise of such rights, options or warrants, and thereupon only the number of additional shares of Common Stock actually so issued shall be deemed to have been issued and only the consideration actually received by the Company (computed in subsection 4(h)(1) hereof) shall be deemed to have been received by the Company.

          (i) Notice of Adjustments.  Whenever either Conversion Price shall be
              ---------------------
adjusted pursuant to this Section 4, the Company shall promptly prepare a certificate signed by the president and the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the board of directors made any determination hereunder) and the applicable Conversion Price after giving effect to such adjustment, and shall promptly cause copies of such certificate to be mailed (by first class mail postage prepaid) to each of the holders of the Preferred Stock.

          (j) Definition.  For the purposes hereof, the term "convertible
              ----------
securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for additional shares of Common Stock, either immediately or upon a specified date or upon the happening of a specified event.

          (k) Exceptions to Adjustment of Conversion Price.  The provisions of
              --------------------------------------------
this Section 4 shall not be applicable to the following issuance or sales of securities by the Company:

          (1) issuances pursuant to conversion of the Preferred Stock; and

          (2) grants to or exercises of stock options to purchase Common Stock by employees; provided that the aggregate number of shares of Common Stock issued or issuable to such employees pursuant to this subsection 4(k)(2) shall not exceed 5% of the sum of the aggregate number of outstanding shares of Common Stock plus the aggregate number of shares of Common Stock which would be outstanding upon (X) conversion of all outstanding shares of Preferred Stock, (Y) exercise of all outstanding warrants, options or other rights to subscribe for or purchase shares of Common Stock and (Z) conversion or exchange of all outstanding convertible securities.

          5.   Preference on Liquidation.
               -------------------------

          (a) Liquidation, Dissolution or Winding Up of Company.  In the event
              -------------------------------------------------
of any liquidation, dissolution or winding up of the Company, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid an amount equal to $.3617 per share, and the holders of shares of Series B Preferred Stock shall be entitled to be paid an amount equal to $1.2307 per share, (subject, in each case, to appropriate adjustment for subdivisions and combinations), plus declared and unpaid dividends thereon to the date fixed for distribution, out of the assets of the Company available for distribution to its stockholders, whether from capital, surplus or earnings, before any payment shall be made in respect to the Company's junior stock. If upon any liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of shares of Preferred Stock the full amounts to which they shall be entitled, the holders of shares of Preferred Stock and any parity stock shall share ratably in any distribution of assets (after payment of any amounts due in respect of any senior stock (which for purposes of this Article shall mean any class or series of capital stock of the Company hereafter authorized which shall have preference or priority over the Preferred Stock and any parity stock upon the dissolution of, or the distribution of the assets of, the Company)) according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full.

          (b) Notice.  If the Company shall propose to take any action of the
              ------
types described in Section 5(a) or in
subsection 4(e) hereof, then the Company shall cause to be mailed to the Transfer Agent and to the holders of record of the outstanding shares of Preferred Stock, at least 20 days prior to the applicable record date hereinafter specified, a notice describing the material terms and conditions of such proposed action, including a description of the stock, cash and property to be received by the holders of the Company's capital stock upon consummation of the proposed action, and stating (i) the date on which a record is to be taken for the purpose of distributing such stock, cash and property or, if a record is not to be taken, the date as of which the holders of the Company's capital stock of record to be entitled to share in such distribution are to be determined or
(ii) the date on which such proposed action is expected to become effective and the date as of which it is expected to become effective, and the date as of which it is expected that holders of record of the Company's capital stock shall be entitled to exchange their shares of capital stock for securities or other property deliverable upon consummation of such proposed action. If any material change in the facts set forth in the initial notice shall occur, the Company shall promptly give written notice to each holder of shares of Preferred Stock of such material change.

          (c) Waiting Period.  The Company shall not consummate any proposed
              --------------
action of the types described above in Section 5(a) or in subsection 4(e) hereof before the expiration of forty-five days after the mailing of the initial notice thereof or fifteen days after the mailing of any subsequent written notice, whichever is later.

          (d) Appraisal of Non-Cash Distribution.  If the Company shall propose
              ----------------------------------
to take any action of the types described above in Section 5(a) or in subsection 4(e) hereof which will involve the distribution of assets other than cash, the Company shall promptly engage independent competent appraisers (who shall be approved by the holders of 66-2/3% of the Preferred Stock then outstanding, which approval shall not unreasonably be withheld) to determine the value of the assets to be distributed. The Company shall, upon receipt of such appraiser's valuation, give prompt written notice to each holder of shares of the Preferred Stock of (i) the appraiser's valuation, and (ii) the Company's valuation, which valuation shall not be greater than that given by the appraiser.

          6.  Voting.
              ------
          (a) One Class.  Except as otherwise provided herein or as required by
              ---------
law, the holders of shares of the Preferred Stock and the holders of shares of the Company's

Common Stock shall vote together as one class on all matters.

          (b) Number of Votes for Preferred Stock.  At every meeting of
              -----------------------------------
stockholders of the Company, each holder of shares of the Preferred Stock shall be entitled to as many votes as are represented by the number of shares of the Common Stock into which such holder's shares of the Preferred Stock are then convertible (the total number of such shares of all such holders being hereinafter referred to as the "Convertible Common Shares").

          (c) Vote of Preferred Stock.  Except as otherwise provided by law, the
              -----------------------
holders of shares of Preferred Stock, when voting as a class, shall act by the vote of 66-2/3% of the shares of Preferred Stock outstanding on the record date for such vote, provided, however, that the provisions of this Article FOURTH shall not be amended except by the unanimous vote or unanimous written consent of the holders of Preferred Stock then outstanding.

          7.   Reservation of Common Stock.  The Company shall, at all times
               ---------------------------
when the Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Preferred Stock. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Preferred Stock, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Conversion Price.

                          CERTIFICATE OF INCORPORATION

                                       OF

                            THE LIPOSOME CORPORATION



          FIRST.  The name of the Corporation is The Liposome Corporation.
          -----

          SECOND.  The address of the Corporation's registered office in the
          ------
State of Delaware is No. 100 West Tenth Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

          THIRD.  The purpose of the Corporation is to engage in any lawful act
          -----
or activity for which corporations may be, organized under the General Corporation Law of Delaware.

          FOURTH.  The total number of shares which the Corporation shall have
          ------
authority to issue is One Thousand (1,000) shares of Common Stock, and the par value of such shares is One Dollar ($1.00) per share.

          FIFTH.  The name and mailing address of the sole incorporator is Roger
          -----
W. Kapp, 30 Rockefeller Plaza, New York, New York 10112.

          SIXTH.  No election of directors need be by written ballot, unless the
          -----
By-Laws of the Corporation shall so provide.

          SEVENTH.  In furtherance and not in limitation of the powers conferred
          -------
by statute, the Board of Directors is expressly authorized to make, alter or repeal the By-Laws of the Corporation.

          EIGHTH.  Whenever a compromise or arrangement is proposed between this
          ------
Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of

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

the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

          I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 5th day of August, 1981.

                                  /s/ Roger W. Kapp
                                ---------------------
                              Roger W. Kapp

State of New York
                                      SS.:
County of New York


          Be it remembered, that on this 5th day of August, 1981, personally appeared before me, the subscriber, a notary public in and for the County aforesaid, Roger W. Kapp, the party to the foregoing Certificate of Incorporation of The Liposome Corporation, known to me personally as such, and he acknowledged the said certificate to be his act and deed and that the facts stated therein are true.

          Given under my hand and seal of office the day and year aforesaid.


                                  /s/ Doris K. Shaw
                                ----------------------
                                Notary Public

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